Exhibit 24.1


POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director of Cinergy Corp. hereby constitutes and appoints Madeleine W. Ludlow, Andrew M. Turk, Cheryl
M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name, with full and several power of substitution and resubstitution, to sign Registration Statements on Form S-3, including any and all pre-effective and post-effective amendments and supplements thereto, for the registration of common stock to be offered pursuant to the terms of the Cinergy Corp. Direct Stock Purchase and Dividend Reinvestment Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED THIS POWER OF ATTORNEY TO BE EXECUTED AS OF THIS 27TH DAY OF APRIL, 2000.


/s/ James K. Baker
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James K. Baker                         Director


/s/ Michael G. Browning
------------------------------
Michael G. Browning                    Director


/s/ Phillip R. Cox
------------------------------
Phillip R. Cox                         Director


/s/ John A. Hillenbrand II
------------------------------
John A. Hillenbrand II                 Director


/s/ George C. Juilfs
------------------------------
George C. Juilfs                       Director


/s/ Thomas E. Petry
------------------------------
Thomas E. Petry                        Director


/s/ Jackson H. Randolph
------------------------------
Jackson H. Randolph                    Director


/s/ James E. Rogers
------------------------------
James E. Rogers                        Director


/s/ Mary L. Schapiro
------------------------------
Mary L. Schapiro                       Director


/s/ John J. Schiff, Jr.
------------------------------
John J. Schiff, Jr.                    Director


/s/ Philip R. Sharp
------------------------------
Philip R. Sharp                        Director


/s/ Dudley S. Taft
------------------------------
Dudley S. Taft                         Director


/s/ Oliver W. Waddell
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Oliver W. Waddell                      Director